                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 APRIL 26, 2000
                                 Date of Report
                        (Date of earliest event reported)



                         GOLDONLINE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                 111 RHODES ROAD
                                CONROE, TX 77301
                    (Address of principal executive offices)

                                 (409) 756-6888
                          Registrant's telephone number

                              BENTON VENTURES, INC.
                           7633 EAST 63RD PLACE, # 220
                                 TULSA, OK 74133
                         Former name and former address


DELAWARE                         0-29671                    13-3986493
(State or other jurisdiction)    (Commission File           (IRS Employer
of incorporation)                File Number)               Identification No.)




ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.


         (a) On April 20, 2000, Goldonline International, Inc., a Delaware corporation ("GDOL"), acquired 100% of the issued and outstanding stock of Benton Ventures, Inc., a Delaware corporation ("Registrant") pursuant to an Agreement and Plan of Reorganization which has previously been reported on Form 8-K and filed on April 24, 2000.

         As a result of GDOL's 100% ownership of the Registrant, the Board of Directors of GDOL, on April 25, 2000, by unanimous written consent, elected to merge the Registrant into GDOL pursuant to Section 253 of Delaware's General Corporate Law ("Merger"). Pursuant to the Merger, GDOL will be the surviving company.

         Upon the effectiveness of the Merger, GDOL has an aggregate of 89,902,408 shares of common stock issued and outstanding, $.0001 par value.


         The officers of GDOL will continue as officers of the successor issuer. See "Management" below. The officers, directors, and bylaws of GDOL will continue without change as the officers, directors, and bylaws of the successor issuer.

         A copy of the Certificate of Ownership and Merger is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of GDOL's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock as of April 26, 2000:


                                            Amount of Common                            % of Common Stock
Name                                        Stock Beneficially Owned                    Beneficially Owned
James G. Gordon                                      67,500,000                                  75.08%
President, Director
111 Rhodes Rd.
Conroe, TX 77301

Phillip Walker                                           65,000                                   <1%
Secretary
111 Rhodes Rd.
Conroe, TX 77301

International Internet, Inc.                         10,200,000                                  11.35%
6413 Congress Blvd., #240
Boca Raton, FL 33487


All directors and                                                                                75.15%
executive officers as
a group (2 persons)

The persons and entities named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, unless otherwise noted.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         (a) As a result of GDOL merging with Registrant, its wholly-owned subsidiary pursuant to Section 253 of the Delaware General Corporate Law, Registrant's outstanding shares shall be cancelled, and GDOL shall assume Registrant's reporting obligations under successor issuer status as more fully detailed in Section 12g-3(a).

         (b) GDOL intends to continue developing and marketing a variety of luxury and premium jewelry products, including, but not limited to, gold, silver and diamond jewelry on both a retail and wholesale basis, through the internet.

BUSINESS

THE COMPANY

GoldOnline International, Inc., a Delaware corporation ("GDOL") through its wholly-owned subsidiaries, Con-Tex Silver Imports, Inc. and Gold Online.com, Inc., is an Internet-based retailer and wholesaler focused exclusively on a variety of luxury and premium products including gold and silver jewelry, neckchains, bracelets, fancy necklaces, earrings, diamond jewelry, pre-owned high-end watches and mass-market watches. GDOL currently carries over 10,000 styles of jewelry which may be purchased at http://www.goldonline.com. GDOL's online store is designed to provide consumers with a convenient and enjoyable shopping experience in an Internet-based retail environment through easy-to-navigate Web pages. GDOL offers customers the convenience and flexibility of shopping 24 hours a day, seven days a week, from their homes, offices or other locations. By selling online, GDOL is able to offer an extensive selection of products throughout the U.S. and worldwide where the products might not otherwise be available. GDOL's current luxury and premium products offerings are well suited for online commerce, having high average prices and relatively low average distribution or shipping costs. GDOL offers its customers products at discounted prices providing compelling value to the customer.

GDOL assists its customers in making informed purchasing decisions by providing significant content and detailed product information. Additionally, GDOL has considerable product inventory, which enables it to ship most products to its customers within 24 hours. GDOL's customer service representatives are available by phone and e-mail and are trained to answer questions regarding product styles and features. This informative shopping experience is being created to provide potential customers with a shopping experience consistent with a luxury shopping experience.


MANAGEMENT

NAME                                        AGE                        TITLE
James G. Gordon                             33                         President, Director
Philip Walker                               45                         Vice-President, Secretary


         JAMES G. GORDON is the President and Director of GDOL since 1999. Prior to starting the Company, Mr. Gordon was founder and President of Con-Tex Silver Imports, Inc., a wholesale and retail jewelry operation from 1994 to the present. Mr. Gordon received a Bachelor of Science Degree from the University of Arkansas in 1990 and has been involved in the jewelry wholesale business since 1990. Mr. Gordon has also been a Certified Gemologist since 1990.


         PHILIP S. WALKER serves as Vice-President and Secretary of GDOL. Mr. Walker has served in various and progressively more responsible sales and marketing positions for Gordon's Jewelry Corporation, a division of Zales Corporation and for 18 years as Sales and Credit Manager for South Texas. In 1987, he supervised the Jewelry Department of Saks Department Store in New Orleans, Louisiana territories. From 1993 to 1996, Mr. Walker was instrumental in the formation and day to day operations of Walker Jewelry, Inc. From 1996 to the present, Mr. Walker has acted as Vice President for Con-Tex Silver Imports, Inc. and Goldonline International, Inc.

EXECUTIVE COMPENSATION

         James G. Gordon currently receives an annual salary of $75,000. He receives no other form of compensation. Mr. Walker receives an annual salary of $36,000. He receives no other form of compensation.


ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.



ITEM 5.           OTHER EVENTS

         Successor Issuer.

         Pursuant to Rule 12g-3(a) of the General Rules Rules and Regulations of the Securities and Exchange Commission, the Company is the successor issuer to Benton Ventures, Inc. for reporting purposes under the Securities Exchange Act of 1934.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Audited financial statements of GDOL are filed herewith along with Proforma financial statements after the merger.


     (a)          FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The audited financial statements of the acquired business, Goldonline International, Inc. and Subsidiaries, together with the audit report of Stephen P. Higgins, CPA is attached hereto as Exhibit 99.1.


     (b)          PRO FORMA FINANCIAL INFORMATION

                  On April 20, 2000, Goldonline International, Inc., a Delaware corporation ("GDOL"), acquired 100% of the issued and outstanding stock of Benton Ventures, Inc., a Delaware corporation ("Registrant"), in exchange for 1,200,000 GDOL common shares. As a result of GDOL's 100% ownership of the Registrant, the Board of Directors of GDOL, on April 25, 2000, elected to merge the Registrant into GDOL pursuant to Section 253 of Delaware's General Corporate Laws. As a result of the merger, GDOL will be the surviving company.

                  The pro forma exhibits include a combining consolidated balance sheet as of January 31, 2000 that reflects the effect of the stock issued in the acquisition. The acquisition has been accounted for as an issuance of GDOL common stock in exchange for the net monetary assets of Registrant, accompanied by a recapitalization. In addition, two combining pro forma consolidated statements of operations are included which present income (loss) from operations for the year ended March 31, 1999, the four months ended July 31, 1999 and the six months ended January 31, 2000.


     (c)          EXHIBITS


                  1.1 Certificate of Ownership and Merger Merging Benton Ventures, Inc. into GoldOnline International, Inc.

                  1.2 Original Unamended Certificate of Incorporation of GoldOnline International, Inc.(f/k/a Transun International Airways, Inc.)

                  99.1 Audited financial statements of Goldonline International, Inc. as of July 31, 1999 and March 31, 1999 and 1998 and for the periods then ended

                  99.2 Unaudited financial statements of Goldonline International, Inc. as of January 31, 2000 and 1999 and for the three and six months then ended

                  99.3.a Pro forma combined consolidated balance sheet as of January 31, 2000

                  99.3.b Pro forma combined consolidated statement of operations for the year ended March 31, 1999

                  99.3.c Pro forma combined consolidated statement of operations for the four months ended July 31, 1999

                  99.3.d Pro forma combined consolidated statement of operations for the six months ended January 31, 2000

                  99.4     Consent of Stephen P. Higgins, C.P.A.


ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GOLDONLINE INTERNATIONAL, INC.



                                        BY /s/ JAMES G. GORDON, PRESIDENT


DATE:   APRIL 26, 2000